SUPPLEMENT DATED DECEMBER 18, 1996




                              TO THE PROSPECTUS OF
                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                Dated May 1, 1996



     The following revises and replaces the information contained in the first and second sentence of the paragraph under the caption "Ratings" on page 4 of the attached Prospectus:

             The Fund invests primarily in high grade securities, cash and cash equivalents. High grade securities are those rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's")) or, if not rated, determined to be of comparable investment quality by the Adviser. The Fund may, however, invest up to 15% of its total assets in securities rated in the investment grade category of Baa or P-2 by Moody's or BBB or A-2 by Standard & Poor's or, if not rated, determined to be of comparable investment quality by the Adviser.